                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   Form 8-K


                                CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934


                       Date of Report  (Date of earliest
                      event reported):  December 22, 1995
                                        -----------------


                        Environmental Power Corporation
          -----------------------------------------------------------
            (Exact Name of Registrant as specified in its charter)



  Delaware                         0-15472                       04-2782065
 ----------                       ---------                     ------------
(State of other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                  Identification
incorporation)                                                 No.)


                   31 Raynes Avenue, Portsmouth, NH   03801
                         -----------------------------
                   (Address of principal executive offices)


                                (603) 431-1780
                         ------------------------------
                         (Registrant's telephone number
                              including area code)
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Item 5.   Other Events.
          ------------

          A wholly-owned subsidiary of the Registrant, Buzzard Power Corporation (the "Lessee"), entered into a long-term lease with Scrubgrass Generating Company, L.P. (the "Lessor") in June 1994 for a waste coal-fire electric generating station in Pennsylvania (the "Scrubgrass Project"). The Lessee's rent obligation for the Scrubgrass Project includes principal and interest payable by the Lessor.

          On December 22, 1995, the Lessor refinanced certain debt owed by it in connection with the Scrubgrass Project. As part of the refinancing, certain demand debt owed by the Lessor was replaced by a term loan payable over the next eight years. As a result of the refinancing, approximately $3,000,000 of the Lessee's rent expense (and the associated liability) which would otherwise have accrued through the end of 1995 will instead be spread over the eight- year life of the Lessor's new term loan, based on the amortization schedule therefor. Consequently, the Registrant's rent expense was reduced by approximately $3,000,000 in the fourth quarter of 1995.

          The Registrant's September 30, 1995 unaudited consolidated balance sheet included shareholders' equity of $1,422,704, which failed to comply with NASDAQ's minimum requirement of $2,000,000 for a small capitalization company with a bid price less than $1.00 per share. However, largely as a result of the refinancing by the Lessor and improved fourth quarter operating results of the Registrant (the effects of which were partially offset by dividends paid and a reduction in tax benefits), Registrant's shareholders' equity as of December 31, 1995, exceeded the minimum $2,000,000 requirement, as demonstrated by the condensed, unaudited consolidated balance sheet information of the Registrant set forth below:

                                             December 31, 1995
                                                (unaudited)
                                               ($ in 1000's)

ASSETS
  Current assets......................            $12,685
  Other assets........................             31,261
                                                  -------
     Total assets.....................            $43,946
                                                  =======



LIABILITIES AND SHAREHOLDERS' EQUITY
  Current liabilities.................            $ 8,261
  Other liabilities...................             32,776
                                                  -------
     Total liabilities................            $41,037
                                                  -------

  Shareholders' equity                            $ 2,909
                                                    -----
    Total liabilities and shareholders' equity    $43,946
                                                   ======


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

                                   Signature
                                   ---------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    Environmental Power Corporation


Date:  January 31, 1996             By: /s/ Bayard R. Kraft, III
                                      --------------------------
                                      Bayard R. Kraft, III
                                      Treasurer, Chief Financial
                                      Officer and Secretary


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